UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2025

Palomar Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38873	83-3972551
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7979 Ivanhoe Avenue, Suite 500
La Jolla, California		92037
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 619 567-5290

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PLMR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 27, 2025, Palomar Insurance Holdings, Inc. (the “Buyer”), a direct, wholly owned subsidiary of Palomar Holdings, Inc. (the “Company”) entered into an equity purchase agreement (the “Purchase Agreement”) with The Gray Casualty & Surety Company (the “Target”) and BCP Surety Group Sole Member, LLC (the “Seller”), pursuant to which the Buyer will purchase from Seller all of the issued and outstanding equity interests of Target for a purchase price of $300 million, subject to customary adjustments set forth in the Purchase Agreement (the “Transaction”).

The consummation of the Transaction is subject to certain conditions, including (a) the expiration or termination of all waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (“HSR Approval”), (b) obtaining the required regulatory approvals and (c) other customary closing conditions. The Purchase Agreement may be terminated, among other things, (i) by mutual written consent of the Buyer and the Seller, (ii) by the Buyer upon a breach of certain of the representations and warranties in the Purchase Agreement by Seller or Target that would result in the failure of the related condition to closing of the Transaction, which has not been cured, (iii) by Seller upon a breach of certain of the representations and warranties in the Purchase Agreement by the Buyer that would result in the failure of the related condition to closing of the Transaction, which has not been cured, (iv) if the closing of the transaction has not occurred on or prior to March 27, 2026, which may be extended to May 27, 2026 pursuant to the terms and conditions set forth in the Purchase Agreement or (v) if an order is issued by an applicable governmental authority permanently enjoining the consummation of the Transactions. The Purchase Agreement contains certain representations and warranties and covenants as specified therein, including such provisions as are customary for a transaction of this nature.

The foregoing description of the Transaction and the Purchase Agreement is subject to and qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached as Exhibit 2.1 to this report and incorporated herein by reference. The summary and the copy of the Purchase Agreement are intended to provide information regarding the terms of the Purchase Agreement. The representations, warranties and covenants included in the Purchase Agreement were made solely for purposes of the contract among the Buyer, Seller and Target and are subject to important qualifications and limitations agreed to by the Buyer, Seller and Target in connection with the negotiated terms, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Purchase Agreement instead of establishing these matters as facts. Moreover, some of those representations and warranties were made as of a specified date and may be subject to a contractual standard of materiality different from those generally applicable to the Company’s filings with the United States Securities and Exchange Commission. Investors should not rely on the representations and warranties or any description of them as characterizations of the actual state of facts of the Company, Seller, Target or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, and this subsequent information may or may not be fully reflected in public disclosures by the Company.

Item 7.01 Regulation FD Disclosure.

On October 30, 2025, the Company issued a press release announcing the execution of the Purchase Agreement. The press release is attached hereto and furnished as Exhibit 99.1.

The information contained in Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “projects,” “intends,” “estimates,” and other words of similar meaning. These forward-looking statements include statements regarding the completion of the Transaction. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement. Readers should carefully consider any such statement and should understand that many factors could cause actual results to differ from these forward-looking statements. These factors may include risks associated with market conditions and the satisfaction of customary closing conditions related to the Transaction, as well as risks and uncertainties inherent in the Company’s business, including some that are known and some that are not. No forward-looking statement can be guaranteed, and actual future results may vary materially. Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Equity Purchase Agreement, dated October 27, 2025, by and among Palomar Insurance Holdings, Inc., The Gray Casualty & Surety Company (the “Target”) and BCP Surety Group Sole Member, LLC.
99.1	Press Release dated October 30, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Palomar Holdings, Inc.

Date:	October 30, 2025	By:	/s/ T. Christopher Uchida
T. Christopher Uchida Chief Financial Officer (Principal Financial and Accounting Officer)